[PIONEER LOGO]


Pioneer
Real Estate
Shares

SEMIANNUAL REPORT 6/30/97

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                               1

Portfolio Summary                                                      2

Performance Update                                                     3

Portfolio Management Discussion                                        6

Schedule of Investments                                                9

Financial Statements                                                  11

Notes to Financial Statements                                         18

Report of Independent Public Accountants                              22

Trustees, Officers and Service Providers                              23

Programs and Services for Pioneer Shareowners                         26

The Pioneer Family of Mutual Funds                                    29

Pioneer Real Estate Shares

LETTER FROM THE CHAIRMAN 6/30/97

Dear Shareowner,
----------------------------------------------------------------------------

Welcome to this semiannual report for Pioneer Real Estate Shares, covering the six months ended June 30, 1997. I thank you for your interest, and for the opportunity to comment briefly on the Fund and today's investing environment.

The trends that fueled a record stock market in 1996 continued with only a few brief pauses. Money poured into financial markets; over the past six months, $277 billion entered the stock market through mutual funds alone. The bulk of the assets were directed toward stocks of large, familiar companies, powering the Standard & Poor's 500 Index on to new highs and an overall gain of 20.59%. Your Fund, with its portfolio concentrated in real estate investment trusts (REITs) and other real estate-related enterprises, did not participate fully in the recent rally, even though the Fund did outperform the S&P for the past year.

As time passes, it seems realistic to expect the stock market's unprecedented surge to slow or even backtrack. REITs should weather a downturn well, since their performance has not tended to track the general market. And if the market does continue to advance aggressively, the unusual value REITs' income and growth potential offer should only become more attractive. In any case, your Fund's portfolio management team will continue to look for established, high-quality companies likely to pay attractive, tax-advantaged dividends. That strategy, combined with our ongoing and rigorous search for new investment opportunities, gives us confidence that your Fund is well-positioned to flourish if the current environment continues, and to hold up well if the market turns.

Thank you for your support. I encourage you to read on to learn more about your Fund. If you have questions about Pioneer Real Estate Shares, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Real Estate Shares

PORTFOLIO SUMMARY 6/30/97

Portfolio Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [PIE CHART]

U.S. Common Stocks         99%
Short-Term Cash Equivalents 1%



Geographical Distribution
---------------------------------------------------------------------------
(By region, as a percentage of total investment portfolio)


      [PIE CHART]

New England        2%
Mountain           8%
Mid-Atlantic       9%
Midwest           14%
Pacific           27%
South             40%




10 Largest Holdings
----------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Catellus Development       4.32%     6. Starwood Lodging Trust       3.84%
     Corp.
  2. Liberty Property Trust     3.91      7. Amli Residential Properties  3.83
                                             Trust
  3. Felcor Suite Hotels, Inc.  3.88      8. Developers Diversified       3.72
                                             Realty Corp.
  4. Equity Residential         3.87      9. The Macerich Co.             3.71
     Properties Trust
  5. Patriot America            3.85     10. Host Marriott Services       3.62
     Hospitality, Inc.                       Corp.

 Fund holdings will vary for other periods.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 6/30/97                                       CLASS A SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

 Net Asset Value
 per Share                   6/30/97        12/31/96
                             $16.12         $15.52

 Distributions per Share     Income         Short-Term         Long-Term
 (12/31/96 - 6/30/97)        Dividends      Capital Gains      Capital Gains
                             $0.23          -                  -


Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of June 30, 1997)

                Net Asset      Public Offering
Period           Value              Price*

Life-of-Fund     12.73%            10.93%
(10/25/93)
1 Year           36.77             28.93


                                     Growth of $10,000+

                      Pioneer Real      Wilshire Real     Standard & Poor's
                     Estate Shares*   Estate Securities      500 Index
                                           Index

  10/31/93              9,425              10,000             10,000
  12/31/93              9,067               9,553             10,028
                        9,398               9,767              9,645
   6/30/94              9,288               9,884              9,685
                        8,992               9,734             10,162
  12/31/94              9,088               9,709             10,159
                        8,784               9,746             11,148
   6/30/95              9,435              10,170             12,206
                       10,035              10,652             13,176
  12/31/95             10,188              11,034             13,961
                       10,375              11,501             14,720
   6/30/96             10,710              12,046             15,385
                       11,894              12,758             15,856
  12/31/96             13,902              15,103             17,183
                       14,070              15,381             17,632
   6/30/97             14,649              16,088             20,705

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins 10/31/93. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operation companies.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 6/30/97                                     CLASS B SHARES

Share Prices and Distributions
----------------------------------------------------------------------------


 Net Asset Value
 per Share                   6/30/97        12/31/96
                             $16.03         $15.45
                             Income         Short-Term         Long-Term
 Distributions per Share
 (12/31/96 - 6/30/97)        Dividends      Capital Gains      Capital Gains
                             $0.19          -                  -

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of June 30, 1997)

Period          If Held         If Redeemed*

Life-of-Fund     27.73%            25.18%
(1/31/96)
1 Year           35.88             31.88


                                     Growth of $10,000

                      Pioneer Real      Wilshire Real     Standard & Poor's
                     Estate Shares*   Estate Securities      500 Index
                                           Index

 1/31/96                10,000             10,000             10,000
                        10,083             10,096             10,198
 3/31/96                10,108             10,193             10,281
                        10,150             10,343             10,327
                        10,452             10,610             10,557
 6/30/96                10,418             10,653             10,768
                        10,647             10,179             10,672
                        11,231             10,395             11,126
 9/30/96                11,555             10,979             11,404
                        11,768             11,280             11,713
                        12,187             12,136             12,199
12/31/96                13,482             11,898             13,501
                        13,656             12,637             13,694
                        13,621             12,739             13,702
 3/31/97                13,628             12,209             13,749
                        12,978             12,938             13,305
                        13,399             13,733             13,701
 6/30/97                13,756             14,337             14,381

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operation companies.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 6/30/97                                     CLASS C SHARES

Share Prices and Distributions
----------------------------------------------------------------------------
 Net Asset Value
 per Share                   6/30/97        12/31/96
                             $16.04         $15.46

                             Income         Short-Term         Long-Term
 Distributions per Share     Dividends      Capital Gains      Capital Gains
 (12/31/96 - 6/30/97)        $0.19          -                  -

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index.


Average Annual Total Returns
(As of June 30, 1997)

Period           If Held        If Redeemed*

Life-of-Fund     27.69%            27.69%
(1/31/96)
1 Year           35.82             35.82


                                     Growth of $10,000

                      Pioneer Real      Wilshire Real     Standard & Poor's
                     Estate Shares*   Estate Securities      500 Index
                                           Index

1/31/96                  10,000            10,000              10,000
                         10,083            10,096              10,198
3/31/96                  10,108            10,193              10,281
                         10,142            10,343              10,327
                         10,443            10,610              10,557
6/30/96                  10,418            10,653              10,768
                         10,638            10,179              10,672
                         11,230            10,395              11,126
9/30/96                  11,545            10,979              11,404
                         11,759            11,280              11,713
                         12,186            12,136              12,199
2/31/96                  13,476            11,898              13,501
                         13,642            12,637              13,694
                         13,607            12,739              13,702
3/31/97                  13,613            12,209              13,749
                         12,964            12,938              13,305
                         13,394            13,733              13,701
6/30/97                  14,150            14,337              14,381

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operation companies.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/97

Dear Shareowner,
----------------------------------------------------------------------------
Pioneer Real Estate Shares completed the first half of its fourth fiscal year on June 30, 1997. After starting the year on the heels of December's rally, the market for real estate investment trusts (REITs) slowed. Investors were drawn to other sectors of the U.S. stock market, especially to large, familiar, growth-oriented companies featuring fast-paced gains. Even so, your Fund rewarded shareowners with positive results.

We continued to pursue the Fund's objective of long-term capital growth by investing in stocks of real estate investment trusts (REITs) and other real estate industry companies, and the Fund generated a steady amount of quarterly income. Over the past six months, shareowners received dividends totaling $0.23 per share for Class A Shares, $0.19 for Class B Shares and $0.19 for Class C Shares. The Fund posted six-month total returns of 5.37% for Class A Shares and 5.00% for Class B and Class C Shares.

Continued Enthusiasm for Stocks

The U.S. stock market entered 1997 with the same upward momentum we saw throughout most of 1996. The economy showed substantial growth in the first quarter, and the Federal Reserve raised short-term interest rates one quarter of a percentage point (0.25%) on March 25. Investors anticipated the Fed's much discussed move and prices of stocks and bonds dipped both before and after the rate hike. The rate increase didn't have a significant or lasting effect, however, and the overall stock market went on to reach new heights over the following three months. The Dow Jones Industrial Average of 30 large, familiar companies rebounded to gain 20.11% for the six months ended June 30. The Standard & Poor's 500 Index, a broader measure of large-stock performance, rose 20.59%. Small and mid-sized stocks posted more modest gains, with the Nasdaq Composite Index rising 11.70%.

Pioneer Real Estate Shares


REITs Moved Independently

As one would expect, the movement of REIT stock prices did not correlate with the performance of the overall stock market. At the beginning of the year, REITs performed well until profit-taking created a sell-off that drove prices down late in the first quarter. Cash flow into real estate stocks diminished most noticeably in March, when an abundant supply of new REITs were introduced and met with weak demand.

The Fed's rate hike had a predictably negative effect on REIT prices. Since many companies held by REITs are financed with variable-rate debt, rising interest rates could indicate higher costs, hurting profitability. Even though interest rates were still generally stable, and the Fed's increase had been priced into the market before it happened, investors backed off.

Over the past few years, REITs have come on strong toward the end of the calendar year, as their higher yields and lower prices have presented more value, particularly compared to the higher prices and lower yields offered by many other stocks. Many investors, having observed this seasonal strength, moved out of REITs during the first half of the year, waiting to reenter later when REITs seem poised to make their move. To us, it makes sense to stay fully invested rather than attempt to "time" the market. REITs - while involving risks relating to economic conditions and interest rate changes - also give investors a consistent income stream and attractive yields, and diversify their portfolios, while still enjoying the flexibility and liquidity of stocks.


Your Fund's Portfolio

We look for REITs and real estate-related companies that exhibit good growth potential, as well as attractive dividend yields. We examine earnings growth, cash flow and the quality of management. We look for companies with fixed-rate debt, so rising interest rates normally won't change the fundamentals of most of the Fund's holdings. With the added support of Boston Financial Securities (the Fund's subadviser), we also take into consideration broader factors related to real estate, such as employment growth and population trends.

The Fund is geographically diversified across the United States, although currently holdings in the Pacific and South Atlantic regions comprise over half the portfolio, reflecting our view (Bob Benson to complete).

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 6/30/97                            (continued)

REIT investors are becoming more concerned with the specific strengths of individual companies, rather than focusing on sectors as in the past. This is where our bottom-up, company by company, research can give your Fund an edge. We have gotten good results from a number of holdings. Specifically, Catellus, a land development and industrial properties firm, has benefited from California's strengthening economy. Hotels were a strong segment as well. In this area, our holdings include Host Marriott and Felcor Suite Hotels.

Golf REITs were positive contributors over the six months. Golf has never been more popular, and the competition for golfers' money has resulted in better courses - and higher greens fees - in both resort and public courses. Here, we hold Tee (Bob?), a builder of resort courses, and National Golf, which concentrates on "middle America" courses.


Looking Ahead

We believe that the market for REIT stocks will improve as the year progresses. Of course, we cannot predict market performance, but we believe investors will again find value in REITs as other stocks become more expensive and their yields shrink. The diversification that real estate investments bring to your asset allocation strategy can help minimize the impact that a market downturn could have on your portfolio. And the income stream the Fund provides acts as a cushion for returns when prices decline.

We will continue to look at real estate investments individually, searching for good values. Our process of in-depth analysis, combined with the research capabilities of Boston Financial Securities, has helped us reward shareowners with strong results, and we are confident in our ability to do so going forward. Thank you for investing in Pioneer Real Estate Shares.

Respectfully,


/s/ Robert W. Benson
Robert W. Benson,
Portfolio Manager

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 6/30/97


Shares                                                         Value
              COMMON STOCKS - 98.9%
              Capital Goods - 0.6%
              Construction & Engineering - 0.6%
  150,000     Belmont Homes, Inc.*                       $  1,031,250
                                                         -------------
              Total Capital Goods                        $  1,031,250
                                                         -------------
              Real Estate Investment Trusts - 77.7%
  280,000     Amli Residential Properties Trust          $  6,580,000
   80,000     Apartment Investment & Management Co.         2,260,000
  150,700     Arden Realty Group, Inc.                      3,918,200
  135,000     Beacon Properties Corp.                       4,505,625
  290,000     Bedford Property Investors, Inc.              5,800,000
  170,000     Cali Realty Corp.                             5,780,000
  191,600     Cousins Properties, Inc.                      5,328,875
  160,000     Developers Diversified Realty Corp.           6,400,000
  140,000     Equity Residential Property Trust             6,650,000
  110,000     Franchise Finance Corp. of America            2,866,875
  140,000     Gables Residential Trust                      3,535,000
  180,000     Highwoods Properties, Inc.                    5,760,000
  190,000     Irvine Apartment Communities                  5,605,000
  160,000     JP Realty, Inc.                               4,330,000
   60,000     Kilroy Realty Corp.                           1,515,000
  270,000     Liberty Property Trust                        6,716,250
  230,000     The Macerich Co.                              6,382,500
  170,000     National Golf Properties, Inc.                5,886,250
  260,000     Patriot American Hospitality, Inc.            6,630,000
  240,000     Prentiss Properties Trust                     6,150,000
  195,000     Public Storage, Inc.                          5,655,000
  170,000     Simon DeBartolo Group, Inc.                   5,440,000
  150,000     Spieker Properties, Inc.                      5,278,125
  155,000     Starwood Lodging Trust                        6,597,188
  170,100     Storage Trust Realty                          4,507,650
  150,000     Sun Communities, Inc.                         5,043,750
                                                         -------------
                                                         $135,121,288
                                                         -------------
              Real Estate Services - 13.2%
   72,500     Alexandria Real Estate Equities, Inc.*     $  1,590,469
  210,000     Amresco, Inc.*                                4,515,000
  410,000     Catellus Development Corp.*                   7,431,250

The accompanying notes are an integral part of these financial statements.    9

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 6/30/97                                 (continued)


Shares                                                              Value
                   Real Estate Services - (continued)
       125,200     Charles E. Smith Residential Realty         $  3,599,500
       271,100     Trizec Hahn Corp.                              5,794,762
                                                               -------------
                                                               $ 22,930,981
                                                               -------------
                   Services - 7.4%
                   Hotels & Restaurants - 7.4%
       180,000     Felcor Suite Hotels, Inc.                   $  6,671,250
       350,000     Host Marriott Services Corp.*                  6,234,375
                                                               -------------
                   Total Services                              $ 12,905,625
                                                               -------------
                   TOTAL COMMON STOCKS
                   (Cost $149,086,709)                         $171,989,144
                                                               -------------
     Principal
      Amount
                   TEMPORARY CASH INVESTMENT - 1.1%
                   Commercial Paper - 1.1%
    $1,936,000     Ford Motor Credit Co., 6.11%, 7/01/97       $  1,936,000
                                                               -------------
                   TOTAL TEMPORARY CASH INVESTMENT
                   (Cost $1,936,000)                           $  1,936,000
                                                               -------------
                   TOTAL INVESTMENT IN SECURITIES AND
                   TEMPORARY CASH INVESTMENT - 100%
                   (Cost $151,022,709) (a)                     $173,925,144
                                                               =============

 * Non-income producing security.


(a) At June 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $151,022,709 was as follows:



Aggregate gross unrealized gain for all investments in which
  there is an excess of value over tax cost                           $ 23,804,094
Aggregate gross unrealized loss for all investments in which
  there is an excess of tax cost over value                               (901,659)
                                                                      ------------
    Net unrealized gain                                               $ 22,902,435
                                                                      ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997 aggregated $80,220,720 and $16,776,411, respectively.


10       The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
BALANCE SHEET 6/30/97


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $1,936,000) (cost $151,022,709)                    $173,925,144
  Cash                                                                        979
  Receivables -
   Fund shares sold                                                     1,217,514
   Dividends and interest                                                 679,672
  Organizational costs - net                                               28,559
  Other                                                                       695
                                                                     ------------
    Total assets                                                     $175,852,563
                                                                     ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                           $    323,521
  Due to affiliates                                                       301,316
  Accrued expenses                                                         20,059
                                                                     ------------
    Total liabilities                                                $    644,896
                                                                     ------------
NET ASSETS:
  Paid-in capital                                                    $152,984,345
  Accumulated undistributed net investment income                           2,957
  Accumulated net realized loss                                          (682,070)
  Net unrealized gain on investments                                   22,902,435
                                                                     ------------
    Total net assets                                                 $175,207,667
                                                                     ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A - (based on $97,982,858/6,078,185 shares)                  $      16.12
                                                                     ============
  Class B - (based on $58,501,599/3,648,535 shares)                  $      16.03
                                                                     ============
  Class C - (based on $18,723,210/1,167,336 shares)                  $      16.04
                                                                     ============
MAXIMUM OFFERING PRICE:
  Class A                                                            $      17.10
                                                                     ============



The accompanying notes are an integral part of these financial statements.   11

Pioneer Real Estate Shares
STATEMENT OF OPERATIONS

For the Six Months Ended 6/30/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,059)       $3,545,896
  Interest                                                      53,185
                                                            -----------
  Total investment income                                                   $3,599,081
                                                                           -----------
EXPENSES:
  Management fees                                             729,868
  Transfer agent fees
   Class A                                                     92,876
   Class B                                                     49,890
   Class C                                                     11,193
  Distribution fees
   Class A                                                    109,729
   Class B                                                    227,529
   Class C                                                     66,794
  Accounting                                                   38,332
  Custodian fees                                               17,006
  Registration fees                                            36,573
  Professional fees                                            22,415
  Printing                                                     10,594
  Fees and expenses of nonaffiliated trustees                   4,603
  Organization costs                                            8,945
  Miscellaneous                                                13,960
                                                            -----------
    Total expenses                                                          $1,440,307
    Less fees paid indirectly                                                  (23,225)
                                                                           -----------
    Net expenses                                                            $1,417,082
                                                                           -----------
     Net investment income                                                  $2,181,999
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $ (702,925)
  Change in net unrealized gain on investments                               6,532,197
                                                                           -----------
   Net gain on investments                                                  $5,829,272
                                                                           -----------
   Net increase in net assets resulting from operations                     $8,011,271
                                                                           ===========


12       The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/97 and the Year Ended 12/31/96


                                                         Six Months Ended     Year Ended

FROM OPERATIONS:                                             6/30/97           12/31/96
Net investment income                                      $  2,181,999      $  1,534,328
Net realized gain (loss) on investments                        (702,925)        2,084,816
Change in net unrealized gain on investments                  6,532,197        15,224,378
                                                           ------------      ------------
  Net increase in net assets resulting from operations     $  8,011,271      $ 18,843,522
                                                           ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Class A ($0.23 and $0.40 per share, respectively)        $ (1,357,851)     $ (1,212,422)
  Class B ($0.19 and $0.35 per share, respectively)            (631,798)         (192,285)
  Class C ($0.19 and $0.34 per share, respectively)            (189,393)          (50,053)
In excess of net investment income:
  Class B ($0.00 and $0.03 per share, respectively)                   -           (35,573)
  Class C ($0.00 and $0.02 per share, respectively)                   -            (8,508)
From net realized gain:
  Class A ($0.00 and $0.34 per share, respectively)                   -        (1,154,046)
  Class B ($0.00 and $0.34 per share, respectively)                   -          (301,689)
  Class C ($0.00 and $0.34 per share, respectively)                   -           (77,166)
                                                           ------------      ------------
   Total distributions to shareholders                     $ (2,179,042)     $ (3,031,742)
                                                           ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 79,705,399      $ 69,395,986
Reinvestment of distributions                                 1,665,848         2,390,834
Cost of shares repurchased                                  (17,646,419)       (9,439,138)
                                                           ------------      ------------
  Net increase in net assets resulting from
    fund share transactions                                $ 63,724,828      $ 62,347,682
                                                           ------------      ------------
  Net increase in net assets                               $ 69,557,057      $ 78,159,462
                                                           ------------      ------------
NET ASSETS:
Beginning of period                                         105,650,610        27,491,148
                                                           ------------      ------------
End of period (including accumulated undistributed net
  investment income of $2,957 and $0, respectively)        $175,207,667      $105,650,610
                                                           ============      ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Real Estate Shares
 STATEMENTS OF CHANGES IN NET ASSETS                      (continued)


CLASS A                           '97 Shares       '97 Amount        '96 Shares        '96 Amount
Shares sold                       2,107,759      $   32,912,289        2,947,203      $  39,983,424
Reinvestment of distributions        72,474           1,155,706          145,524          1,986,193
Less shares repurchased            (776,676)        (12,030,634)        (705,235)        (9,077,100)
                                  ----------     --------------       ----------      -------------
  Net increase                    1,403,557      $   22,037,361        2,387,492      $  32,892,517
                                  ==========     ==============       ==========      =============
CLASS B*
Shares sold                       2,218,753      $   34,479,732        1,706,613      $  23,478,577
Reinvestment of distributions        24,928             395,394           22,391            322,174
Less shares repurchased            (302,093)         (4,631,416)         (22,057)          (303,267)
                                  ----------     --------------       ----------      -------------
  Net increase                    1,941,588      $   30,243,710        1,706,947      $  23,497,484
                                  ==========     ==============       ==========      =============
CLASS C*
Shares sold                         789,813      $   12,313,378          431,665      $   5,933,985
Reinvestment of distributions         7,234             114,748            5,752             82,467
Less shares repurchased             (63,008)           (984,369)          (4,120)           (58,771)
                                  ----------     --------------       ----------      -------------
  Net increase                      734,039      $   11,443,757          433,297      $   5,957,681
                                  ==========     ==============       ==========      =============

*Class B and C shares were first publicly offered on January 31, 1996.

14       The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 6/30/97

                                                                      Six Months          Year Ended
CLASS A                                                            Ended 6/30/97            12/31/96
Net asset value, beginning of period                                     $ 15.52            $ 12.02
                                                                         --------           -------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.24            $  0.42
 Net realized and unrealized gain (loss) on investments                     0.59               3.82
                                                                         --------           -------
  Net increase (decrease) from investment operations                     $  0.83            $  4.24
Distributions to shareholders:
 From net investment income                                                (0.23)             (0.40)
 In excess of net investment income                                            -                  -
 From net realized gain                                                        -              (0.34)
 From tax return of capital                                                    -                  -
                                                                         --------           -------
Net increase (decrease) in net asset value                               $  0.60            $  3.50
                                                                         --------           -------
Net asset value, end of period                                           $ 16.12            $ 15.52
                                                                         ========           =======
Total return*                                                               5.37%             36.45%
Ratio of net expenses to average net assets                                 1.67%**+           1.71%+
Ratio of net investment income to average net assets                        3.18%**+           3.52%+
Portfolio turnover rate                                                       24%**              47%
Average commission rate paid(1)                                          $0.0587            $0.0556
Net assets, end of period (in thousands)                                 $97,983            $72,572
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                  -               2.09%
 Net investment income                                                         -               3.14%
Ratios assuming waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                               1.65%**            1.69%
 Net investment income                                                      3.20%**            3.54%


                                                                       Year Ended           Six Months
CLASS A                                                                 12/31/95         Ended 12/31/94(a)
Net asset value, beginning of period                                     $ 11.38               $ 12.02
                                                                       ---------               ---------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.32               $  0.21
 Net realized and unrealized gain (loss) on investments                     1.01                 (0.48)
                                                                       ---------               ---------
  Net increase (decrease) from investment operations                     $  1.33               $ (0.27)
Distributions to shareholders:
 From net investment income                                                (0.33)                (0.20)
 In excess of net investment income                                        (0.02)                    -
 From net realized gain                                                        -                 (0.02)
 From tax return of capital                                                (0.34)                (0.15)
                                                                       ---------               ---------
Net increase (decrease) in net asset value                               $  0.64               $ (0.64)
                                                                       ---------               ---------
Net asset value, end of period                                           $ 12.02               $ 11.38
                                                                       =========               =========
Total return*                                                              12.11%                (2.16)%
Ratio of net expenses to average net assets                                 1.77%+                1.75%**
Ratio of net investment income to average net assets                        2.73%+                3.72%**
Portfolio turnover rate                                                       10%                   17%**
Average commission rate paid(1)                                                -                     -
Net assets, end of period (in thousands)                                 $27,491               $28,068
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               2.59%                 2.27%**
 Net investment income                                                      1.91%                 3.20%**
Ratios assuming waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                               1.75%                    -
 Net investment income                                                      2.75%                    -


                                                                       10/25/93 to
CLASS A                                                                  6/30/94
Net asset value, beginning of period                                      $ 12.50
                                                                          ---------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.27
 Net realized and unrealized gain (loss) on investments                     (0.45)
                                                                          ---------
  Net increase (decrease) from investment operations                      $ (0.18)
Distributions to shareholders:
 From net investment income                                                 (0.27)
 In excess of net investment income                                             -
 From net realized gain                                                         -
 From tax return of capital                                                 (0.03)
                                                                          ---------
Net increase (decrease) in net asset value                                $ (0.48)
                                                                          ---------
Net asset value, end of period                                            $ 12.02
                                                                          =========
Total return*                                                               (1.47)%
Ratio of net expenses to average net assets                                  1.71%**
Ratio of net investment income to average net assets                         3.73%**
Portfolio turnover rate                                                        24%**
Average commission rate paid(1)                                                 -
Net assets, end of period (in thousands)                                  $29,584
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                2.15%**
 Net investment income                                                       3.28%**
Ratios assuming waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                                   -
 Net investment income                                                          -

--------------

(a) Subsequent to December 31, 1994, the Fund's year end was changed to December 31.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchanged listed security transactions.

The accompanying notes are an integral part of these financial statements.    15

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 6/30/97


                                                              Six Months               1/31/96 to
                                                            Ended 6/30/97               12/31/96
CLASS B
Net asset value, beginning of period                             $ 15.45                  $ 12.09
                                                                 --------                 --------
Increase from investment operations:
 Net investment income                                           $  0.18                  $  0.35
 Net realized and unrealized gain on investments                    0.59                     3.73
                                                                 --------                 --------
  Net increase from investment operations                        $  0.77                  $  4.08
Distributions to shareholders:
 From net investment income                                        (0.19)                   (0.35)
 In excess of net investment income                                    -                    (0.03)
 From net realized gain                                                -                    (0.34)
                                                                 --------                 --------
Net increase in net asset value                                  $  0.58                  $  3.36
                                                                 --------                 --------
Net asset value, end of period                                   $ 16.03                  $ 15.45
                                                                 ========                 ========
Total return*                                                       5.00%                   34.81%
Ratio of net expenses to average net assets                         2.42%**+                 2.33%**+
Ratio of net investment income to average net assets                2.58%**+                 3.73%**+
Portfolio turnover rate                                               24%**                    47%
Average commission rate paid (1)                                 $0.0587                  $0.0556
Net assets, end of period (in thousands)                         $58,502                  $26,379
Ratios assuming no waiver of management fees and no
  reduction for fees paid indirectly:
 Net expenses                                                          -                     2.45%**
 Net investment income                                                 -                     3.61%**
Ratios assuming waiver of management fees and
  reduction for fees paid indirectly:
 Net expenses                                                       2.38%**                  2.30%**
 Net investment income                                              2.62%**                  3.76%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commission paid per share on the Fund's exchanged listed security transactions.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 6/30/97


                                                              Six Months               1/31/96 to
                                                            Ended 6/30/97               12/31/96
CLASS C
Net asset value, beginning of period                             $ 15.46                  $ 12.09
                                                                 --------                 --------
Increase from investment operations:
 Net investment income                                           $  0.19                  $  0.34
 Net realized and unrealized gain on investments                    0.58                     3.73
                                                                 --------                 --------
  Net increase from investment operations                        $  0.77                  $  4.07
Distributions to shareholders:
 From net investment income                                        (0.19)                   (0.34)
 In excess of net investment income                                    -                    (0.02)
 From net realized gain                                                -                    (0.34)
                                                                 --------                 --------
Net increase in net asset value                                  $  0.58                  $  3.37
                                                                 --------                 --------
Net asset value, end of period                                   $ 16.04                  $ 15.46
                                                                 ========                 ========
Total return*                                                       5.00%                   34.76%
Ratio of net expenses to average net assets                         2.37%**+                 2.35%**+
Ratio of net investment income to average net assets                2.72%**+                 3.66%**+
Portfolio turnover rate                                               24%**                    47%
Average commission rate paid (1)                                 $0.0587                  $0.0556
Net assets, end of period (in thousands)                         $18,723                  $ 6,699
Ratios assuming no waiver of management fees and no
  reduction for fees paid indirectly:
 Net expenses                                                          -                     2.48%**
 Net investment income                                                 -                     3.53%**
Ratios assuming waiver of management fees and
  reduction for fees paid indirectly:
 Net expenses                                                       2.32%**                  2.32%**
 Net investment income                                              2.77%**                  3.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.
(1)Amount represents the rate of commission paid per share on the Fund's exchanged listed security transactions.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 6/30/97

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by

Pioneer Real Estate Shares


  borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.


C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 6/30/97                              (continued)

  an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $113,316 in underwriting, commissions on the sale of fund shares during the six months ended June 30, 1997.


D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E. Deferred Organization Costs

  The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.


2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets. PMC has appointed Boston Financial Securities, Inc.
(BFS) as the Fund's Subadvisor. As compensation for its subadvisory services, PMC pays BFS a management fee at the annual rate of 0.25% of the Fund's average daily net assets up to $27 million and 0.50% of excess over $27 million.

Pioneer Real Estate Shares


In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1997, $149,641 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $32,573 in transfer agent fees payable to PSC at June 30, 1997.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $119,102 in distribution fees payable to PFD at June 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of $48,498 were paid to PFD.


5. Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $23,225 under such arrangements.

Pioneer Real Estate Shares
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Real Estate Shares:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares as of June 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 1, 1997

Pioneer Real Estate Shares
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
Mary K. Bush                          John F. Cogan, Jr., Chairman and
John F. Cogan, Jr.                     President
Blake Eagle                           David D. Tripple, Executive Vice
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  Robert W. Benson, Vice President
Stephen G. Kasnet                     Stephen G. Kasnet, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
Fred N. Pratt, Jr.
David D. Tripple
Stephen K. West
John Winthrop
Investment Adviser
Pioneering Management Corporation



Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Real Estate Shares


                           This page for your notes.

Pioneer Real Estate Shares


                           This page for your notes.

Pioneer Real Estate Shares
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Real Estate Shares

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

Pioneer Real Estate Shares


                           This page for your notes.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*


Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund












*Offers Class A and B Shares only

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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call us:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer sailboat logo]Pioneer Funds Distributor, Inc.
                       60 State Street
                       Boston, Massachusetts 02109


 0897 - 4363
(C) Pioneer Funds Distributor, Inc.
(recycle logo) Printed on Recycled Paper